SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
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Check the appropriate box:
[ ] Preliminary Proxy Statement
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    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
    Rule 14a-12

                          SUN COMMUNITY BANCORP LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                          SUN COMMUNITY BANCORP LIMITED
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

[LOGO]

                                 April 17, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Sun Community Bancorp Limited to be held at The Arizona Biltmore Resort, 24th Street and Missouri Avenue, Phoenix, Arizona, on Friday, May 26, 2000, at 9:00 a.m. Mountain Time.

     The attached Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. The meeting is for the purpose of considering and acting upon the election of directors.

     During the meeting, we will also report on Sun's operations. Directors and officers of Sun will be present to respond to questions you may have.

     Please sign, date and return the enclosed proxy card. If you attend the meeting, you may withdraw your proxy and vote in person, even if you have previously mailed a proxy card.

                                        Sincerely,

                                        /s/ Joseph D. Reid

                                        JOSEPH D. REID
                                        Chairman of the Board
                                        and Chief Executive Officer

                          SUN COMMUNITY BANCORP LIMITED
                        2777 E. Camelback Road, Suite 375
                             Phoenix, Arizona 85016

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To be Held on Friday, May 26, 2000

     The 2000 Annual Meeting of the Stockholders of Sun Community Bancorp Limited will be held at The Arizona Biltmore Resort, 24th Street and Missouri Avenue, Phoenix, Arizona on Friday, May 26, 2000 at 9:00 a.m. Mountain Time.

     A Proxy Card and a Proxy Statement for the meeting are enclosed.

     The meeting is for the purpose of considering and acting upon:

          1. The election of 11 directors of Sun to hold office for one year and until their successors are elected and qualified and;

          2. Such other matters as may properly come before the meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the meeting.

     Action may be taken on the foregoing proposal at the meeting on the date specified, or on any dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on April 5, 2000, are entitled to vote at the meeting and any adjournments thereof.

     You are asked to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting, withdraw your proxy and vote in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ RICHARD N. FLYNN

                                        RICHARD N. FLYNN
                                        Secretary

Phoenix, Arizona
April 17, 2000

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE SUN THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                          SUN COMMUNITY BANCORP LIMITED
                        2777 E. Camelback Road, Suite 375
                             Phoenix, Arizona 85016

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 26, 2000

                                 PROXY STATEMENT

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sun Community Bancorp Limited to be used at Sun's 2000 Annual Meeting of Stockholders to be held at The Arizona Biltmore Resort, 24th Street and Missouri Avenue, Phoenix, Arizona, on Friday, May 26, 2000 at 9:00 a.m. (Mountain Time). The accompanying Notice of Meeting and this Proxy Statement are being mailed to stockholders on or about April 17, 2000.

REVOCATION OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of Sun or by the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A proxy will not be voted if a particular stockholder attends the meeting and revokes his or her proxy by notifying the Secretary at the meeting of his or her intention to do so. Any stockholder who attends the meeting and revokes his/her proxy may vote in person. Proxies solicited by Sun's Board of Directors will be voted according to the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on April 5, 2000 (the record date), are entitled to one vote for each share then held. As of April 1, 2000, Sun had 5,503,870 shares of common stock issued and outstanding.

     Directors are elected by a plurality and the eleven nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

     The following table sets forth, as of April 1, 2000, certain information as to each person (including any group as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who was known to be the beneficial owner of more than 5% of Sun's common stock as of that date, and as to the shares of common stock beneficially owned by all executive officers and directors of Sun as a group.

Name and Address of                             Shares of           Percent of
Beneficial Owner                               Common Stock        Common Stock
----------------                               ------------        ------------
Capitol Bancorp Ltd.                             2,815,474             51.15%
  200 Washington Square North
  Lansing, Michigan 48933

Joseph D. Reid                                   3,046,868 (a)         53.49%
  Sun Community Bancorp Limited
  2777 E. Camelback Road
  Suite 375
  Phoenix, Arizona 85016

All Directors and Executive                      3,834,626 (b)         63.35%
  Officers as a group (18 persons)

----------
(a) Includes 2,815,474 shares owned by Capitol Bancorp Ltd. of which he has the authority to vote, and 192,694 options.
(b) Includes 2,815,474 shares owned by Capitol Bancorp Ltd. of which they have the authority to vote, and 544,689 options.

ELECTION OF DIRECTORS

     Sun's bylaws establish that the number of directors shall be not less than five nor more than twenty-five.

     The persons named in the enclosed proxy intend to vote for the nominees named in this proxy statement unless it contains instructions to the contrary. All nominees are willing to be elected and to serve in such capacity for one year and until their successors are elected and qualified. If any of the nominees becomes unavailable for election, which is not anticipated, the persons named in the proxy will vote for such other nominee, if any, as may be proposed by the Board of Directors. A majority of the common stock voting at the meeting is required for the election of nominees to the Board of Directors.

     Each of the nominees for election to the Board of Directors is currently a member of Sun's Board of Directors and has been since the year shown in the table below except as indicated.

     The table below sets forth information as of April 5, 2000 regarding the nominees based on the data furnished by them. They have held the principal occupations shown for at least the past five years unless otherwise indicated. See "Executive Compensation."

     The Board has nominated the eleven directors named below to serve terms as directors of Sun until the next annual meeting. The election of the nominees requires a plurality of the votes cast with a quorum present.

     The Board of Directors recommends a vote FOR all the recommended nominees for election as a director.

 NOMINEES FOR ELECTION TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2001

                                                           Year First     Shares of
                                                            Became A    Common Stock     Percent of
Name and Principal Positions                         Age    Director      Owned (a)      Outstanding
----------------------------                         ---    --------      ---------      -----------
Joseph D. Reid                                        57      1996       3,046,868 (b)     53.49%
  Chairman of the Board and Chief Executive
  Officer of Sun; Chairman of the Board,
  President and CEO of Capitol Bancorp Limited

Michael L. Kasten                                     54      1996          95,554 (c)      1.73%
  Managing Partner, Kasten Investments,
  LLC; Director and Vice Chairman of Sun

Richard N. Flynn Secretary and a director of          56      1996         108,442 (c)      1.97%
  Sun; President, Flynn & Associates (Corporate
  Consultant, Tax Appeals)

John S. Lewis                                         46      1999         140,385 (d)      2.49%
  President of Sun; President of Micro Age
  Integration Group from 1997- 1999;
  Chairman and CEO for Southwest Region, First
  Interstate Bank

Michael J. Devine                                     50      1997          11,522 (c)       .21%
  Attorney at Law

Michael F. Hannley                                    51      1996          92,750 (e)      1.66%
  Executive Vice President and a director of
  Sun and President and CEO of Bank of Tucson
  since 1996; Senior Vice President and
  director of professional banking and
  administration for National Bank of Arizona
  from 1986-January 1996.

                                                           Year First     Shares of
                                                            Became A    Common Stock     Percent of
Name and Principal Positions                         Age    Director      Owned (a)      Outstanding
----------------------------                         ---    --------      ---------      -----------
Gary W. Hickel                                        45      1997          19,925 (f)       .36%
  Executive Vice President and a director of
  Sun; President of Valley First Community
  Bank since 1996; commercial real estate
  mortgage consultant from 1994 to 1996

Richard F. Imwalle                                    50      (g)            7,900           .14%
  President, University of Arizona Foundation

Humberto S. Lopez                                     54      1996         166,245 (c)      3.02%
  President, HSL Properties, LLC

Kathryn L. Munro                                      50      1999           3,000           .05%
  Partner, Tahoma Venture Fund since 1998;
  Bank of America from 1980 to 1998

Ronald K. Sable                                       58      1997          32,101 (c)       .58%
  CEO, Concord Solutions, LLC in 2000; Senior
  Vice President, The Aerospace Corporation
  1997-1999; 1994-1997 Vice President, Space
  Technology Applications

Individuals Who Have Served as a
Director in Most Recent Fiscal Year
and Are Not Standing for Re-Election
as a Director:

Michael J. Harris                                     62      1999          16,800           .31%
  Associate Broker, Tucson Realty
  & Trust Company

(a) Includes all shares as to which the nominee has voting power and/or investment power, including shares held by entities owned and controlled, and shares held by children residing in the same household or jointly with spouse.
(b)  Includes  2,815,474  shares  owned by  Capitol  Bancorp  Ltd.  and  192,694 options.
(c)  Includes 6,422 options.
(d)  Includes 134,885 options.
(e)  Includes 77,000 options.
(f)  Includes 17,000 options.
(g)  First year standing for election to the Board of Directors.

     Rules and regulations promulgated by the Securities and Exchange Commission require periodic reporting of the beneficial ownership of and transactions involving Sun's securities relating to directors, officers and beneficial owners of 10% or more of Sun's securities. Under those rules and regulations, certain acquisitions and divestitures of Sun's securities are required to be disclosed via reports filed within prescribed time limits. Based on Sun's review of filings made during the year ended December 31, 1999 there were eleven transactions which were not reported timely pursuant to the filing requirements.

     Gary W. Hickel purchased 425 shares on November 9, 1999 and 1,500 shares in the initial public offering on July 2, 2000 which were not reported on original report of holdings and should have been reported thereon. Humberto S. Lopez purchased 2,000 shares in one transaction in July, 4,400 shares in three transactions in November and 16,000 shares in six transactions in December which were not reported on original reports of holdings for the months in which they occurred, and should have been reported thereon. Kathryn Munro purchased 3,000 shares in the initial public offering on July 2, 2000 which were not reported on an original report of holdings and should have been reported thereon.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board and its committees. During 1999, the Board of Directors held five meetings. No director of Sun attended fewer than 75% of the meetings of the Board of Directors and committee meetings on which that Board member served during this period.

     Directors who are not employees of Sun or its subsidiaries are entitled to receive a directors' fee of $750 per meeting for in-state directors and $1,050 for out-of-state directors. Members of Sun's Audit Committee and Compensation Committee receive a fee of $200 for each committee meeting attended.

COMMITTEES OF THE BOARD OF DIRECTORS

     Sun's Board of Directors has several committees, including an Executive Committee, an Audit Committee and a Compensation Committee.

EXECUTIVE COMMITTEE

     The Executive Committee is composed of Messrs. Flynn, Kasten and Lopez, and its Chairman, Mr. Reid. During 1999, the Executive Committee met four times. The Executive Committee meets for the purpose of monitoring current operating strategy and implementation of Sun's business plan.

AUDIT COMMITTEE

     The members of the Audit Committee are Messrs. Sable and Harris, and its Chairman, Mr. Devine.

     The Audit Committee reviews the results of the independent auditors' audit of Sun's consolidated financial statements and evaluates policies, procedures and results relating to the internal audit function and recommends to Sun's Board of Directors the selection of independent auditors. During 1999, the Audit Committee met three times.

COMPENSATION COMMITTEE

     The Compensation Committee consists of Ms. Munro, Mr. Lopez, and its Chairman, Mr. Kasten, who are not employed by Sun and are not eligible to participate in any of Sun's benefit plans.

     The Compensation Committee meets for the purpose of reviewing compensation and benefit levels for Sun's management and making related recommendations to Sun's Board of Directors. During 1999, three meetings of the Compensation Committee were held.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

     SEC rules require public companies to include a report in their proxy statements, under the signature of the company's compensation committee. Sun became a public company in July 1999, and was not subject to those rules previously. Those SEC rules require discussion of compensation policies set by the compensation committee and the specific relationship between corporate performance and executive compensation, particularly CEO compensation.

     Sun is a young company and is in its early periods of development. Establishing a specific correlation between operating results to date and executive compensation is not possible.

BASE SALARIES

     Base salary for Sun's CEO is determined by his employment agreement with Sun. Because most of his current efforts are focused on bank development, particularly development of start-up banks, his base salary is increased $25,000 on an annualized basis for each new bank, as set forth in his employment agreement with Sun. Sun opened one start-up bank in 1999 and two additional bank development subsidiaries. In 1998, Sun opened four start-up banks.

     The compensation committee has considered comparison of Sun's CEO compensation to other public companies. However, in the committee's view, Sun's business of bank development is unique and, hence, no meaningful comparisons have been identified. The compensation committee does consider CEO compensation terms at Capitol Bancorp (Sun's majority owner) as well as Capitol's compensation practices for its corporate and bank executives.

     Amounts of base salary of Sun's other executive officers has, to date, been primarily based upon the competitive environment and the amounts necessary to recruit and retain its executives at the corporate and bank level.

     In addition to base salary, bank executives may receive incentive compensation in the form of cash bonuses which are performance-based. Incentive compensation for corporate executives in the form of cash bonuses and stock options has been discretionary to date, based on recommendations made by Sun's CEO.

OTHER MATTERS

     SEC rules also require presentation of a stock performance graph for comparison of the subject public company's stock performance in relation to certain indices. Sun's graph is shown below. Again, because Sun has only recently become a public company, the graph may not be relevant to Sun's circumstances.

                                        COMPENSATION COMMITTEE
                                        Michael L. Kasten, Chairman
                                        Humberto S. Lopez
                                        Kathryn L. Munro

STOCK PERFORMANCE

              COMPARISON OF SIX MONTH CUMULATIVE TOTAL RETURN AMONG
               SUN COMMUNITY BANCORP LIMITED, NASDAQ MARKET INDEX,
                      AND SNL <$500M BANK ASSET-SIZE INDEX

     Below is a graph which summarizes the cumulative return experienced by Sun's shareholders during the six months since its initial public offering compared to the SNL <$500M Bank Asset-Size Index, and the cumulative total return on the NASDAQ Market Value Index. (Broad Market Index). This presentation assumes that the value of the investment in Sun's common stock and each index was $100 on July 2, 1999.

                                  PERIOD ENDING

INDEX                              07/02/99   07/31/99   08/31/99   09/30/99   10/31/99   11/30/99   12/31/99
-----                              --------   --------   --------   --------   --------   --------   --------
Sun Community Bancorp Limited       100.00      94.57      74.42      68.99      58.14      61.24      55.81
NASDAQ - Total US*                  100.00      96.47     100.28     100.27     107.68     119.33     145.53
SNL <$500M Bank Asset-Size Index    100.00     100.44      99.20      99.62      98.39      98.88      93.60

EXECUTIVE COMPENSATION

     The following table sets forth compensation paid to the CEO and the next four most highly compensated executive officers of Sun for each of the three years in the period ended December 31, 1999. Sun has entered into written employment agreements with Joseph D. Reid and certain officers of Sun and its subsidiaries. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

                                          Annual Compensation               Awards          Payouts
                                    --------------------------------   -----------------    -------
                                                            Other
Name and                                                   Annual    Restricted  Number of
Principal                                                  Compen-      Stock     Options/   LTIP      All Other
Position/Year                       Salary       Bonus    sation (a)   Award(s)     SARs    Payouts   Compensation
-------------                       ------       -----    ----------   --------     ----    -------   ------------
Joseph D. Reid
  Chairman and CEO of Sun:
    1999                         $ 232,033(b)   $   -0-                             -0-       -0-        $  -0-
    1998                           101,392(b)       -0-                             -0-       -0-           -0-
    1997                            36,923(b)       -0-                             -0-       -0-           -0-

John S. Lewis
  President of Sun:
    1999                           147,011          -0-                             -0-       -0-           -0-
    1998                               -0-          -0-                             -0-       -0-           -0-
    1997                               -0-          -0-                             -0-       -0-           -0-

Michael F. Hannley
  Executive Vice President
  of Sun; President and CEO
  of Bank of Tucson:
    1999                           182,650          -0-                             -0-       -0-         4,046
    1998                           148,089       12,000                             -0-       -0-         3,287
    1997                           132,990          -0-                             -0-       -0-           -0-

Gary W. Hickel
  Executive Vice President
  of Sun and President of
  Valley First Community
  Bank:
   1999                            155,615(c)       -0-                             -0-       -0-         4,398
   1998                            134,522        6,317                             -0-       -0-         3,814
   1997                            126,727          -0-                             -0-       -0-           -0-

Gerry Smith
  Executive Vice President
  of Sun:
   1999                            110,049          -0-                             -0-       -0-           -0-
   1998                             21,538          -0-                             -0-       -0-           -0-
   1997                                -0-          -0-                             -0-       -0-           -0-

----------
(a)  No amounts greater than $50,000, or 10% of stated salary amount.
(b) Excludes compensation paid by Capitol Bancorp, Sun's majority owner, of which Mr. Reid is also its Chairman, President and CEO.
(c) Includes amounts paid by subsidiaries of Sun's which are not wholly-owned. Amounts of salary and other compensation, as shown, have not been reduced pro rata to reflect Sun's ownership percentage of subsidiaries.

     Sun employs Joseph D. Reid under an agreement dated November 20, 1997. The agreement is for a period of 3 years and automatically renews for successive one-year periods unless either Sun or Mr. Reid gives written notice to the contrary. The agreement provides for base salary determined by the number of operating bank subsidiaries, discretionary bonuses, car allowance and certain other fringe benefits. The agreement grants Mr. Reid stock options equal to 5% of the total outstanding shares of Sun's stock and gives him the right to receive additional stock options equal to 5% of any additional issuances of Sun's common stock, having an exercise price equal to fair market value at the time of the grant. If Mr. Reid's employment is terminated without cause, he will receive his base salary for the duration of the then current term plus one additional year's salary. In the event Sun is sold to a third party other than Capitol Bancorp, Mr. Reid will receive a lump sum payment equal to two times his annual base salary.

     John S. Lewis is employed as Sun's president pursuant to an employment agreement dated November 23, 1998. The agreement is for a period of 5 years and will automatically renew for successive one-year periods unless either party gives written notice to the contrary. The agreement provides for base salary, discretionary bonuses, car allowance and certain other fringe benefits. The agreement grants Mr. Lewis stock options equal to 3.5% of the total outstanding shares of Sun's stock and gives him the right to receive additional options equal to 3.5% of any additional issuances of Sun's common stock, having an exercise price equal to fair market value at the time of the grant.

     Sun employs Michael Hannley, Gary Hickel and Gerry Smith under employment agreements with a term of 3 years and that automatically renew for successive one-year periods unless either party gives written notice to the contrary. Except for the salaries, the terms of the agreements are substantially identical. In addition to their salaries, each employee is entitled to various fringe benefits and discretionary bonuses. All employees are entitled to disability benefits under prescribed circumstances.

     Sun and/or its subsidiaries have entered into executive supplemental income agreements with some executive officers and/or employee directors of Sun. The agreements provide for the payment to each employee or designated beneficiary an annual benefit which is approximately equal to the annual base salary of each employee for a period of fifteen years in the event of either the employee's retirement or the death of the employee before attaining retirement age. In the event of a change in control of Sun (as defined in the agreements) which is not approved by the Board of Directors, each employee can retire with full benefits at any time after attaining the age of 55 without approval of the Board of Directors. The benefit liabilities under the agreements are covered by a funded insurance program by Sun and/or its subsidiaries.

              Aggregated Options/SARs Exercised in Last Fiscal Year
                      and Fiscal Year-End Option/SAR Values

                                                           Number of       Value of Unexercised
                                                          Unexercised         In-the-Money
                                                        Options/SARs at      Options/SARs at
                                                        Fiscal Year-End      Fiscal Year-End
                     Shares Acquired                      Exercisable/         Exercisable/
Name                   on Exercise     Value Realized   Unexercisable(a)    Unexercisable(a)(b)
----                   -----------     --------------   ----------------    -------------------
Joseph D. Reid             --                --             192,694             $ 549,600
Michael F. Hannley         --                --              77,000               295,800
Gary W. Hickel             --                --              17,000                36,000
John S. Lewis                                               134,885                   -0-

(a)    All outstanding options are currently exercisable.
(b) Sun's common stock is traded on The Nasdaq Stock Market SM under the symbol "SBCL". Value is based on December 31, 1999 closing price of $
       9.00 per share as reported by Nasdaq.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     East Valley Community Bank, has entered into a lease agreement with Chandler Properties Group, LLC. The lease is at a market rate, $7,748 per month, and for an initial term of ten years. The principals of Chandler Properties Group LLC include Messrs. Kasten, Lopez, Flynn and Devine, members of the board of directors of Sun and certain of its banks.

     Cristin Reid English is Sun's General Counsel and also serves as General Counsel of Capitol Bancorp Ltd., Nevada Community Bancorp Limited and Indiana Community Bancorp. Ms. English is Mr. Reid's daughter. In 1999, Ms. English received salaries excluding expense allowances totaling $68,127 from Sun and Nevada Community Bancorp Limited, which is a subsidiary of Sun.

     Sun used the English Law Firm in 1999, of which Brian English is the President. Mr. English is the husband of Cristin Reid English and the son-in-law of Mr. Reid. The firm was paid $48,000 by Sun for work relating to Y2K preparedness. $45,245 in other fees was paid by Sun, Nevada Community Bancorp Limited and their banking subsidiaries.

     Messrs. Sable and Hannley are brothers-in-law.

     Sun's banking subsidiaries have, in the normal course of business, made loans to certain directors and officers of Sun and its subsidiaries, and to organizations in which certain directors and officers have an interest. As of December 31, 1999, the outstanding principal balance of such loans approximated $5.7 million representing 11.4% of stockholders' equity. In the opinion of management, such loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties and did not involve more than the normal risk of collectibility or present other unfavorable features. Sun has a written policy that all loans to, and all transactions with, Sun's officers, directors, affiliates and/or shareholders holding 10% or more of Sun's stock will be made or entered into for bona fide business purposes, on terms no less favorable than could be made to, or obtained from, unaffiliated parties, and shall be approved by a majority of the directors of Sun, including a majority of the independent disinterested directors of Sun.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of BDO Seidman, LLP served as independent auditors for Sun for the year ended December 31, 1999. Representatives of BDO Seidman, LLP will be present at the meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, including matters relating to the conduct of the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of those voting the proxies.

MISCELLANEOUS

     The cost of solicitation of proxies will be borne by Sun. In addition to solicitations by mail, directors, officers and regular employees of Sun may solicit proxies personally or by telephone without additional compensation.

     Sun's 1999 Annual Report to Stockholders ("Annual Report") is being provided herewith. Any stockholder who does not receive a copy of the Annual Report may obtain a copy by writing Sun. The Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

FORM 10-K

     A copy of Sun's 1999 Form 10-K, without exhibits, is available to stockholders without charge upon written request to: Sun Community Bancorp Limited, 2777 E. Camelback Road, Suite 375, Phoenix, Arizona 85016, Attention:
Cristin Reid English, General Counsel.

     Form 10-K, and certain other periodic filings, are filed with the Securities and Exchange Commission. The SEC maintains an Internet web site that contains reports, proxy and information statements and other information regarding companies which file electronically (which includes Sun). The SEC's web site address is http:\\www.sec.gov. Sun's filings with the SEC can also be accessed through Sun's web site, http:\\www.suncommunity.com.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in Sun's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Sun's main office at 2777 E. Camelback Road, Suite 375, Phoenix, Arizona 85016, no later than November 21, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Joseph D. Reid

                                        JOSEPH D. REID
                                        CHAIRMAN OF THE BOARD

PHOENIX, ARIZONA
APRIL 17, 2000

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                          Sun Community Bancorp Limited
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON Friday, May 26, 2000

                           APPOINTMENT FORM/PROXY CARD

I, the undersigned stockholder of Sun Community Bancorp Limited, do hereby constitute and appoint the Secretary, Richard N. Flynn and/or Joseph D. Reid, Chairman of the Board of Directors, with power of substitution, at the annual meeting of shareholders to be held on Friday, May 26, 2000 at 9:00 a.m. Mountain Standard Time, at The Arizona Biltmore Resort, 24th Street and Missouri Avenue, Phoenix, Arizona, and at any adjournment or adjournments thereof and/or to vote at any subsequent balloting on any matter considered at the aforementioned meeting, as fully and with the same effect as if I might or could do were I personally present, with full power of substitution and revocation, hereby ratifying and confirming all that my appointees or their substitutes shall lawfully do or cause to be done by virtue hereof.

1.   ELECTION OF DIRECTORS:

Number of votes entitled to cast for directors (equals number of shares multiplied by 11):_______

CHOOSE A OR B

A  ________  Vote  for  the eleven nominees listed, in such manner in accordance with cumulative voting as will assure the election of the eleven listed nominees, with the number of votes to be allocated among eleven nominees to be determined by the proxy holders.

B  ________  Distribute  my  votes  among  the  nominees  for  director  only as indicated. (Print a number in the blank opposite the name of each nominee for whom you wish the proxy to vote in order to specify the number of votes to be cast for each nominee; the sum of all votes must be equal to the number of shares multiplied by eleven. You are entitled to vote for eleven nominees.)

________  Michael J. Devine

________  Richard N. Flynn

________  Michael F. Hannley

________  Gary W. Hickel

________  Richard F. Imwalle

________  Michael L. Kasten

________  John S. Lewis

________  Humberto S. Lopez

________  Kathryn L. Munro

________  Joseph D. Reid

________  Ronald K. Sable

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, IT SHALL BE VOTED FOR ITEM A OF PROPOSAL 1.

IMPORTANT: Please sign this proxy exactly as your name or names appear on your share certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and other signing in a representative capacity should give their full titles.

In witness whereof, I have executed this proxy on _______________________, 2000.
                                                (Be sure to date this Proxy)

Signature:                              Signature:
           ---------------------------             ---------------------------
                                                   (if jointly owned)

Print:                                  Print:
       -------------------------------         -------------------------------


Please indicate whether you plan to attend the Annual Meeting of Stockholders:

[ ] WILL ATTEND          ___ NUMBER OF PERSONS          [ ] WILL NOT ATTEND